UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report:  August 4, 2014

Signature Group Holdings, Inc.

Delaware	001-08007	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15301 Ventura Boulevard, Suite 400 Sherman Oaks, California 91403
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2014, Signature Group Holdings, Inc. (the “Company”) entered into an Amendment to Employment Agreement with each of Kyle C. Ross, the Company’s Executive Vice President and Chief Financial Officer, and Christopher Manderson, the Company’s Executive Vice President, General Counsel and Secretary, pursuant to which the termination dates of their respective employment agreements with the Company (the “Prior Agreements”) were extended from April 30, 2014 to July 31, 2014. On July 31, 2014, each of Mr. Ross and Mr. Manderson’s Prior Agreements with the Company expired pursuant to their terms. On August 1, 2014, the Company entered into an Evergreen Employment Agreement (each, an “Agreement”) with each of Mr. Ross and Mr. Manderson.

As set forth in the Agreements, Mr. Ross and Mr. Manderson will be employed on an at-will basis in their current positions and with the base salaries enumerated in the Prior Agreements. The Agreements amend the severance provisions of the Prior Agreements, providing for a severance payment equal to one year (compared to two years in the Prior Agreements) of the executive’s then-current base salary in the event of (i) an involuntary termination by the Company without Cause (as defined in the Agreement), (ii) involuntary termination without Cause within ninety days following a change in control of the Company, (iii) the executive’s resignation for Good Reason, or (iv) the executive’s death or disability. Mr. Ross or Mr. Manderson may resign for “Good Reason” in the event of a material reduction in his base salary, a material demotion in position and job duties, a relocation by more than fifty driving miles from the Company’s current location (unless closer to his primary residence) or a material breach of the Agreement and failure to cure such breach within thirty days. All severance payments under the Agreements are conditioned upon execution of a customary release and waiver with the Company.

The foregoing description of the Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreements, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2 and the terms of which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Evergreen Employment Agreement, dated August 1, 2014, between Kyle C. Ross and the Company

10.2	Evergreen Employment Agreement, dated August 1, 2014, between Christopher Manderson and the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC.

Date: August 4, 2014	By:	/s/ Christopher Manderson
	Name:	Christopher Manderson
	Title:	Executive Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Evergreen Employment Agreement, dated August 1, 2014, between Kyle C. Ross and the Company

10.2	Evergreen Employment Agreement, dated August 1, 2014, between Christopher Manderson and the Company